Exhibit 10.3

COMMON STOCK PURCHASE AGREEMENT

AGREEMENT entered into as of the 14th day of November, 2007, by and between Heratsi Pharmaceuticals, Inc., a Delaware corporation with an address at 933 Mamaroneck Avenue, Suite 103, Mamaroneck, NY 10543 (the “Company”) and Appian International, LLC, a New Mexico limited liability company with an address at 5 Viaggio Lane, Foothill Ranch, CA 92610 (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase, and the Company desires to sell, an aggregate of 14,000,000 shares (the “Shares”) of the Company’s common stock, par value $.0001 per share (the “Common Stock”) upon the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchaser and the Company hereby agree as follows:

SECTION 1: SALE OF THE SHARES

1.1 Sale of the Shares. Subject to the terms and conditions hereof, the Company will sell and deliver to the Purchaser and the Purchaser will purchase from the Company, upon the execution and delivery hereof, the Shares for an aggregate purchase price (the “Purchase Price”) equal to fifty thousand dollars ($50,000), to be paid as follows: (a) $16,700 upon the execution and delivery of this Agreement (the “Cash Portion of the Purchase Price”) and (b) a promissory note, in the form annexed hereto as Exhibit A (the “Note”) for $33,300 shall be delivered to the Company upon the execution and delivery hereof. The Note shall provide that the principal amount therein shall be paid no later than two business days after the Company has (i) completed a transaction pursuant to which the Issuer is no longer a “shell company” as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended and (ii) has received approval to commence the trading of its securities on the Pink Sheets LLC, the Nasdaq Over-the-Counter Bulletin Board or other established trading market equivalent or better thereto. The sale of the Shares shall be subject to the other terms and conditions described and set forth in the Note. Upon issuance the Shares, as well as blank stock powers with respect thereto, will be deposited with Feldman Weinstein & Smith LLP, as escrow agent under an Escrow Agreement in the form annexed hereto as Exhibit B, with the terms and conditions of such Escrow Agreement being incorporated by reference herein as if made a part hereof.

SECTION 2: CLOSING DATE; DELIVERY

2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall be held immediately following the execution and delivery of this Agreement.

2.2 Delivery at Closing. At the Closing, the Company will deliver to the Purchaser a stock certificate registered in the Purchaser’s name, representing the number of Shares to be purchased by Purchaser hereunder, against payment of the purchase price therefor as indicated above. At the Closing, the Purchaser shall pay the Cash Portion of the Purchase Price and deliver the Note. Prior to Closing, all outstanding indebtedness of the Company to Anna Kazanchyan, M.D. shall have been canceled or converted to equity. Prior to Closing, Issuer shall have increased the size of its Board of Directors to two, Chris Lotito shall have been elected to fill the vacancy created thereby, and Purchaser shall have received the resignation of Anna Kazanchyan, M.D. as a director and received the resignation of Anna Kazanchyan, M.D. as officer effective upon the consummation of the sale of the Shares hereunder. Schedule 14F of the Securities and Exchange Commission shall have been duly filed and mailed to the sole stockholder of the Company at least ten days prior to Closing.

SECTION 3: REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

The undersigned Purchaser hereby represents, warrants to and covenants with the Company as follows:

3.1 Transfer of Shares. The Shares have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000. Purchaser agrees that it will not effect any direct or indirect transfer of the Shares, nor any right or option of any third party to acquire the Shares, until that certain Promissory Note, of even date herewith, made by the Issuer in favor of Anna Kazanchyan, M.D., shall be paid or canceled pursuant to the terms thereof.

3.2 Experience. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision. The undersigned has adequate means of providing for the undersigned's current needs and possible future contingencies and the undersigned has no need, and anticipates no need in the foreseeable future, to sell the Shares for which the undersigned subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the undersigned is able to hold the Shares for an indefinite period of time and has sufficient net worth to sustain a loss of the undersigned's entire investment in the Company in the event such loss should occur. Except as otherwise indicated herein, the undersigned is the sole party in interest as to its investment in the Company, and it is acquiring the Shares solely for investment for the undersigned's own account and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the Shares subscribed for to any other person.

3.3 Investment; Access to Data. The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Common Stock and an investment in the Company. The undersigned has been furnished materials relating to the Company, the private placement of the Common Stock or anything else that it has requested and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense. Representatives of the Company have answered all inquiries that the undersigned has made of them concerning the Company, or any other matters relating to the formation and operation of the Company and the offering and sale of the Common Stock. The undersigned has not been furnished any offering literature other than the materials that the Company may have provided at the request of the undersigned; and the undersigned has relied only on such information furnished or made available to the undersigned by the Company as described in this Section. The undersigned is acquiring the Shares for investment for the undersigned's own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. The undersigned acknowledges that the Company is a start-up company with no current operations, assets or operating history, which may possibly cause a loss of Purchaser’s entire investment in the Company.

3.4 Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

(b) The execution, delivery and performance by Purchaser of this Agreement and compliance therewith and the purchase and sale of the Shares will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Purchaser is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Purchaser is a party or by which the undersigned Purchaser is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Purchaser pursuant to any such term.

3.5 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

3.6 Proceedings and Orders. Neither Purchaser, nor any director, officer, affiliate or 5% or greater shareowner of Purchaser, during the last ten years, was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws, or has been convicted of fraud or felony charges or restricted in conducting any business activity.

3.7 No Binding Agreements or Other Commitments. Purchaser has not entered into any binding letter of intent, agreement or any other commitment with a third party involving, on behalf of or for the benefit of the Company. Purchaser has made full disclosure to the Company with regard to any pending negotiations and understandings with third parties involving, on behalf of or for the benefit of the Company.

SECTION 4: MISCELLANEOUS

4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, without regard to conflicts of laws principles thereof.

4.2 Survival. The terms, conditions and agreements made herein shall survive the Closing.

4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

HERATSI PHARMACEUTICALS, INC.

By:           /s/ Anna Kazanchyan, M.D.

Name: Anna Kazanchyan, M.D.
Title: President

APPIAN INTERNATIONAL, LLC

By:          /s/ Chris Lotito

Name: Chris Lotito
Title: Acting Manager

EXHIBIT A

PROMISSORY NOTE

Loan Amount: $33,300 (Thirty Three Thousand Three Hundred Dollars: U.S. Dollars) (the “Loan Amount”)
Date: November __, 2007

This Promissory Note (the “Note”) is executed as of this date first written above by Appian International, LLC, a New Mexico limited liability company with an address at 5 Viaggio Lane, Foothill Ranch, CA 92610 (the “Borrower”), in favor of Heratsi Pharmaceuticals, Inc., a Delaware corporation having its offices at 933 Mamaroneck Avenue, Suite 103, Mamaroneck, NY 10543 (the “Lender”).

FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged by the delivery and control of Heratsi Pharmaceuticals, Inc., the undersigned Borrower hereby promises to pay to the order of the Lender at 933 Mamaroneck Avenue, Mamaroneck, NY 10543, or such other place as Lender may designate in writing, the principal sum of $33,300, with interest thereon at an annual rate equal to nine and one-quarter percent (9.25%). The payments shall be by wire transfer of funds to an account designated by Lender in writing to Borrower.

The entire outstanding unpaid principal balance of and accrued interest on this Note shall, if not previously paid, be finally due and payable (the “Maturity Date”) in cash within two business days after the Lender has (i) completed a transaction (a “Shell Merger”) pursuant to which the Lender is no longer a “shell company” as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) has received approval to commence the trading of its securities on the Pink Sheets LLC, the Nasdaq Over-the-Counter Bulletin Board or other established trading market equivalent or better thereto (the “Market Approval”). If Borrower shall fail to pay the outstanding principal balance of this Note when required, or any other Event of Default (as hereinafter defined) shall occur, interest shall accrue at the Default Rate (as herein defined).

The Borrower, in its discretion, may prepay the principal sum, in full or in part, with accrued interest thereon, at any time without any pre-payment penalty.

Any payment made by Borrower, via the mail, shall be deemed received by Lender when actually received by Lender. All payments must be made promptly on the due date of each payment as required herein, time being of the essence. Borrower hereby expressly assumes all risks of loss or liability resulting from non-delivery of any payments transmitted by mail or in any other manner.

No delay or failure of Lender in exercising any right, remedy, power or privilege under this Note or pursuant to any applicable law shall be deemed to constitute a course of conduct inconsistent with Lender’s right at any time, before or after any default hereunder to demand strict adherence to the terms of this Note.

The failure of the Borrower to pay principal on the Note when due hereunder or any other breach by the Borrower of its obligations under this Note shall constitute an “Event of Default” under this Note. It also shall be deemed an Event of Default hereunder if Borrower shall fail to use its best efforts to cause the Lender to timely make any required filings with the Securities and Exchange Commission under the Exchange Act, unless an extension of time is permitted and claimed under Rule 12b-25 promulgated under the Exchange Act.

The following also shall be deemed Events of Default hereunder:

(i) Borrower shall fail to observe or perform any obligation or shall breach any term or provision of this Note and such failure or breach shall not have been remedied within five days after the date on which notice of such failure or breach shall have been delivered;

(ii) Borrower shall fail to observe or perform any of their respective obligations owed to Lender or any other covenant, agreement, representation or warranty contained in, or otherwise commit any breach hereunder, under the Common Stock Purchase Agreement between Borrower and Lender of even date herewith or in any other agreement executed in connection herewith or therewith;

(iii) Borrower or any of its subsidiaries shall commence, or there shall be commenced against Borrower or any subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or Borrower or any subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower or any subsidiary, or there is commenced against Borrower or any subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or Borrower or any subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or Borrower or any subsidiary makes a general assignment for the benefit of creditors; or Borrower or any subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Borrower or any subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or Borrower or any subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by Borrower or any subsidiary for the purpose of effecting any of the foregoing; or

(iv) Borrower or any subsidiary shall default or an event of default shall exist in any of its respective obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of Borrower or any subsidiary, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, including without limitation, any other notes of the Borrower in favor of the Lender hereunder.

If an Event of Default shall occur hereunder, unless another remedy is expressly provided for herein, the entire unpaid principal balance and all accrued interest under this Note shall become immediately due and payable together with (to the extent permitted under applicable law) any and all costs and attorneys fees incurred by Lender in collecting or enforcing the payment.

If a Shell Merger has not been completed within one year of the date of this Note, and, at anytime thereafter, unless all principal and interest outstanding on this Note shall have previously been paid, upon written notice from Dr. Anna Kazanchyan to Lender, under the terms of that certain Promissory Note in favor of Dr. Kazanchyan, dated as of the date hereof (the “Kazanchyan Note”) and upon written notice to the escrow agent under the Escrow Agreement, Borrower immediately shall return to Lender the fourteen million shares (14,000,000) of Common Stock then held in escrow in exchange for the cancellation of this Note, and Lender shall receive from the escrow agent and issue, for a nominal purchase price equal to the par value thereof, fourteen million (14,000,000) shares of Common Stock to Dr. Anna Kazanchyan (“Kazanchyan Shares”). Such Kazanchyan Shares shall represent all then outstanding shares of capital stock of the Borrower, on a fully diluted basis. The parties shall take such action and effect such filings as may be necessary, at the expense of Borrower, applicable securities laws to ensure that the actions described herein are in compliance therewith. Borrower’s failure to take any action described herein shall be deemed an Event of Default hereunder.

If a Shell Merger has been completed within one year of the date of this Note, but as of the one year anniversary of this Note Borrower has not received Market Approval, then notwithstanding failure to receive Market Approval, all then outstanding principal and interest hereon shall become immediately due and payable without demand by Lender. Borrower’s failure to take any action described herein shall be deemed an Event of Default hereunder.

Until this Note is paid in full, Lender shall not issue any shares of its Common Stock nor any direct or indirect rights to receive or acquire shares of Common Stock other than in connection with a Shell Merger and thereafter, and Lender shall not effect any forward or reverse stock split, recapitalization, reorganization or the like prior to completion of a Shell Merger without Borrower’s prior written consent.

If there is any Event of Default hereunder the entire balance of principal of the Loan Amount then outstanding shall bear interest at 25% per annum (“Default Rate”) thereafter. Such interest shall accrue from the date of this Note until paid.

If there is any Event of Default hereunder, all payments hereunder shall be applied first to the payment of accrued and unpaid interest on the principal of this Note, accrued at the Default Rate as hereinafter provided; and second, to the reduction of principal of this Note.

Borrower hereby waives presentment for payment, demand, protest, notice of non-payment, notice of protest and diligence in collecting or bringing suit, and agrees to any extension of time and partial payment before, at or after maturity and further agrees that, if this Note is not paid when due or suit is brought, to pay reasonable costs of collection including reasonable attorney’s fees. The Borrower’s liabilities shall be with recourse and shall be absolute and unconditional without regard to the liability of any other parties hereto.

Upon the occurrence of an Event of Default, the Lender shall have the right to exercise any or all remedies it may have under applicable law. The Lender may designate a third party to enforce such remedies.

The provisions of this Note and of all agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Lender for the use, forbearance, or retention of the Loan Amount exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, the performance or fulfillment of any provision hereof or of any other agreement between the Borrower and the Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for interest prescribed by law, then, ipso facto, the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, the Borrower should ever receive as interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the Lender’s option, or if no principal shall be outstanding, be paid over to the Borrower) and not to the payment of interest.

If any provision hereof shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the instrument in which such provision is contained, the application of the provision to other persons, entities or circumstances, and any other instrument referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

When used in this Note, the singular number shall include the plural, the plural shall include the singular and the use of any gender shall include all genders. The term “Borrower” as used herein shall include the original Borrower of this Note and any party who may subsequently become primarily liable for the payment hereof. This Note may be assigned or transferred by Borrower. The term “Lender” as used herein shall mean the original payee of this Note or, if this Note is transferred, the then holder of this Note, provided that, until written notice is given to the Borrower designating another party as the Lender, the Borrower may consider the Lender to be the original Lender or the party last designated as the Lender in a written notice to the Borrower. Notwithstanding the foregoing, Borrower may not assign or transfer the Note or any of its obligations hereunder without the prior written consent of Lender, in its sole discretion, and in the event Borrower assigns or transfers the Note, it will remain liable for any default by the assignee. The parties agree that time is of the essence under this Note with regard to all obligations to be performed hereunder by the Borrower.

All notices, consent or other instruments or communications provided for under this Note shall be in writing, signed by the party giving the same, and shall be deemed properly given and received (i) the date delivered, if delivered by personal delivery or overnight courier as against written receipt therefore or by confirmed facsimile transmission or (ii) three business days after mailed, if sent by registered or certified mail, postage prepaid, to the address set forth above, or to such other address as a party may designate by written notice to the other party. Notwithstanding the foregoing, any payment of cash or Common Stock by Borrower hereunder shall be deemed given only when actually received by Lender.

Regardless of the place of its execution, this Note shall be construed and enforced in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.

AGREED TO AND ACCEPTED this ____ day of November 2007:

Lender:         Heratsi Pharmaceuticals, Inc.

   __________________________________________
   By: Anna Kazanchyan, M.D., President

Borrower:  Appian International, LLC

   ___________________________________________
   By: Chris Lotito, Acting Manager

EXHIBIT B

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of November __, 2007, by and among Anna Kazanchyan, M.D., with an address at 25 Allegra Court, White Plains, NY 10603 (“Kazanchyan”), Appian International, LLC, a New Mexico limited liability company with an address at 5 Viaggio Lane, Foothill Ranch, CA 92610 (“Appian”), Heratsi Pharmaceuticals, Inc., a Delaware corporation with an address at 933 Mamaroneck Avenue, Suite 103, Mamaroneck, NY 10543 (the “Company”) and Feldman Weinstein & Smith LLP, having an address at 420 Lexington Avenue, Suite 2620, New York, NY 10170 (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Promissory Notes, Common Stock Purchase Agreement and Redemption Agreement referred to in the recitals. Hereinafter, Kazanchyan, Appian and the Company shall be referred to as the “Parties”, each a “Party.”

WHEREAS, the Escrow Agent has been advised that the Company has sold an aggregate of 14,000,000 shares (the “Appian Shares”) of its common stock, par value $.0001 per share (the “Common Stock”) to Appian in consideration for $16,700 cash and that certain promissory note in the principal amount of $33,300 issued by Appian in favor of the Company (the “Appian Note”), pursuant to that certain common stock purchase agreement, dated as of the date hereof, by and between the Company and Appian (the “Common Stock Purchase Agreement”);

WHEREAS, the Escrow Agent also has been advised that the Company has purchased an aggregate of 14,000,000 shares (the “Kazanchyan Shares” and together with the Appian Shares, the “Shares”) of Common Stock from Kazanchyan in consideration for $16,700 cash and that certain promissory note in the principal amount of $33,300 issued by the Company in favor of Kazanchyan (the “Kazanchyan Note” and together with the Appian Note, the “Notes”), pursuant to that certain redemption agreement, dated as of the date hereof, by and between the Company and Kazanchyan (the “Redemption Agreement”);

WHEREAS, the Parties have requested that the Escrow Agent hold in escrow and then distribute the Shares to be released to certain Parties pursuant to this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
TERMS OF ESCROW

1.1  The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Shares, as well as blank stock powers with respect thereto, pursuant to the terms hereof. The Shares and blank stock powers will be held by the Escrow Agent in a secured location.

1.2 The Shares shall be issued to the Parties and released by the Escrow Agent as follows:

(a)  If under the terms and conditions set forth in the Notes, the Common Stock Purchase Agreement and Redemption Agreement, a Party believes that certain Shares may be released from the Escrow Agent, then such Party (the “Requesting Party”) shall send written notice to the Escrow Agent via facsimile at (212) 997-4242 (the “Request Notice”). Such Request Notice shall constitute irrevocable instructions to the Escrow Agent to release and issue the Shares to the Party specified in the Request Notice.

(b) Upon receipt of the Request Notice, the Escrow Agent shall send written notice (the “Release Notice”) to all Parties except the Requesting Party (the “Remaining Parties”), indicating that it received the Request Notice to release the Shares. If the Remaining Parties each do not object in writing within three business days of receiving the Release Notice, the Escrow Agent shall release the Shares as provided for in the Request Notice.

(c) In the event the Escrow Agent shall receive written objection from either or both of the Remaining Parties within three business days from such Party’s receipt of the Release Notice, the Escrow Agent shall not release the Shares unless and until all of the Parties have sent written instruction (the “Instruction”) to the Escrow Agent by facsimile at (212) 997-4242 indicating that the Parties have reached an agreement concerning the Shares and instructing the Escrow Agent as to the disposition of the Shares. The Escrow Agent shall release the Shares in such manner as set forth in the Instruction. If the Escrow Agent does not receive an Instruction within five business days from the receipt of a written objection, Escrow Agent shall have the right, but not the obligation, to deposit the Shares with the clerk of a court in New York County, New York State and give written notice of such deposit to the Parties. Upon such deposit or other disbursement in accordance with the terms of this Agreement, Escrow Agent shall be relieved and discharged from all further obligations and responsibilities hereunder. The Escrow Agent shall not incur any liability whatsoever for acting upon any notice, direction, waiver, receipt, consent, certificate, authorization, power of attorney or other paper or document purporting and believed by the Escrow Agent to be genuine and to be signed and presented by the proper person or persons.

1.3 The parties acknowledge that, although the Escrow Agent is holding the Shares, the Escrow Agent is acting solely as a stakeholder at their request and for their convenience and that Escrow Agent shall not be liable to either party for any act or omission on its part unless taken or suffered in bad faith or in willful disregard of this contract on the part of Escrow Agent.

ARTICLE II
MISCELLANEOUS

2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2 Unless otherwise specified herein, all notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed properly given and received as set forth in the Note.

2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors, assigns, heirs and legatees of the parties hereto.

2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.

2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York.

2.7 The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, Appian, Kazanchyan and the Escrow Agent.

2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, excepting only its own gross negligence or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law (other than Escrow Agent itself) shall be conclusive evidence of such good faith.

2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Common Stock Purchase Agreement, Redemption Agreement or any documents or papers deposited or called for thereunder or hereunder.

2.11 The Escrow Agent shall be entitled to employ such legal counsel, and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Company, and may continue to act as legal counsel for the Company from time to time, notwithstanding its duties as the Escrow Agent hereunder. Each of the parties hereto consents to the Escrow Agent in such capacity as legal counsel for the Company and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Company and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

2.12 The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company, Kazanchyan and Appian. In the event of any such resignation, the Company, Kazanchyan and Appian shall appoint a successor Escrow Agent.

2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (i) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment of a board of arbitration or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, or (ii) to deliver the Shares and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

2.15 The Company, Kazanchyan and Appian agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses (including reasonable attorneys’ fees) in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Common Stock Purchase Agreement and Note other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, nonappealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct of the Escrow Agent.

2.16  This Agreement and any amendment or modification of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of this __ day of November, 2007.

PARTIES:

ANNA KAZANCHYAN, M.D.

By: _______________________________________
Anna Kazanchyan, M.D.

APPIAN INTERNATIONAL, LLC

By: _______________________________________
Chris Lotito, Acting Manager

HERATSI PHARMACEUTICALS, INC.

By: ______________________________________
Anna Kazanchyan, M.D., President

ESCROW AGENT:

FELDMAN WEINSTEIN & SMITH LLP

By: ____________________________________
David N. Feldman, Partner